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                                   EXHIBIT 10

                        PATAPSCO VALLEY BANCSHARES, INC.
                           INCENTIVE STOCK OPTION PLAN




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                        PATAPSCO VALLEY BANCSHARES, INC.
                           INCENTIVE STOCK OPTION PLAN


                                   SECTION ONE
                                   DEFINITIONS

                  As used herein:

                  1. The word "Corporation" means Patapsco Valley Bancshares, Inc., a Maryland corporation and, collectively, Patapsco Valley Bancshares, Inc. and its subsidiaries.

                  2. The word "Plan" means the Patapsco Valley Bancshares, Inc. Incentive Stock Option Plan, as herein set forth.

                  3. The words "Officer/Key Employees" means the President of the Corporation and those officers who are selected by the President of the Corporation to receive stock options as provided in Section Three hereof.

                  4. The word "Optionee" means an Officer/Key Employee holding a stock option under the Plan.


                                   SECTION TWO
                                    PURPOSES

                  The purposes of the Plan are:

                  1. To encourage the sense of proprietorship on the part of Officer/Key Employees who will be largely responsible for the continued growth of the Corporation;

                  2. To recognize past valuable services of such Officer/Key Employees;

                  3. To furnish such Officer/Key Employees with further incentive to develop and promote the business and financial success of the Corporation;

                  4. To induce such Officer/Key Employees to continue in the service of the Corporation, by providing a means whereby such Officer/Key Employees of the Corporation may be given an opportunity to purchase stock in the Corporation.

                                  SECTION THREE
                                 ADMINISTRATION

                  1. The Incentive Stock Option Plan shall be administered by the President of the Corporation.



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                  2.     Subject to the express provisions of the Plan, the
President of the Corporation shall have full power and authority, in his discretion, to determine initially and from time to time those Officer/Key Employees to whom options are to be granted and, subject to the limitations imposed by Section Five hereof, the times when such options shall be granted and the number of shares to be covered by each option. An option to purchase one thousand nine hundred fifty (1,950) shares shall be granted to the President during each year of the first three (3) years of the Plan. Options to purchase the remaining twelve thousand six hundred (12,600) shares under the Plan may be granted only to Officer/Key Employees other than the President and shall, if granted, be granted during the first three (3) years of the Plan. Accomplishments of individuals in furthering the interests of the Corporation shall be the primary guide of the President in apportioning the number of shares to be optioned to Officer/Key Employees, but the President may take into consideration the position held by an Officer/Key Employee, his compensation, and other factors that the President may deem pertinent.

                  3. Subject to the express provisions of the Plan, the President of the Corporation shall also have the power and authority to construe and interpret the Plan and the respective option agreements entered into thereunder, and to make all other determinations necessary or advisable for administering the Plan.


                                  SECTION FOUR
                                   ELIGIBILITY

                  Options may be granted only to the President of the Corporation, and Officer/Key Employees selected in accordance with the provisions of this Plan by the President of the Corporation, and who at the time the option is granted does not own stock possessing more than ten percent (10%) of the total combined voting power of all classes of the outstanding stock of the Corporation. For this purpose the attribution of stock ownership rules provided in section 424(d) of the Internal Revenue Code of 1986 shall apply.


                                  SECTION FIVE
                             SHARES SUBJECT TO PLAN

                  The stock to be sold pursuant to options granted under this Plan shall be authorized but unissued shares of the common stock of the Corporation. Subject to adjustment made in accordance with Section Thirteen hereof, the total number of shares which may be issued under this Plan shall not exceed eighteen thousand four hundred fifty (18,450) shares, and the aggregate fair market value of shares as to which an option or options may be exercised by any one individual during any single calendar year under all plans of the Corporation shall not have an aggregate fair market value in excess of the sum of $100,000 determined as of the time the option(s) with respect to such stock is granted. In the event any unexercised options lapse or terminate for any reason, the shares covered thereby may be optioned to other persons, and such lapsed or terminated options shall not be considered in computing the total number of shares optioned.


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                                   SECTION SIX
                                  OPTION PRICE

                  The purchase price of the shares under each option granted pursuant to the Plan shall be not less than one hundred percent (100%) of the fair market value of the stock on the date such option is granted. If the stock is listed or has trading privileges on a national securities exchange, the fair market value shall be the mean between the high and low selling prices on the date of the granting of such option, or if there are no sales on that date, the mean between the high and low selling prices on the last day prior thereto on which sales were made. If the stock is not listed on any exchange, the fair market value of the stock on the date such option is granted shall be determined by the President of the Corporation.


                                  SECTION SEVEN
                               DURATION OF OPTIONS

                  Each option granted hereunder shall expire on the 10th anniversary of the date the option was granted, unless sooner terminated under the provisions of Section Eight hereof.


                                  SECTION EIGHT
                             TERMINATION OF OPTIONS

                  1. In the event of termination of the employment of an Optionee for any cause, other than death, disability resulting in coverage under the long-term disability plan of the Corporation, or retirement of the Optionee, whether by reason of resignation or discharge, each option granted such Optionee shall terminate immediately prior to such termination.

                  2.     Each option granted an Optionee shall terminate twelve
(12)months from the date of such Optionee's death, provided such Optionee at the time of his death was in the employ of the Corporation.


                                  SECTION NINE
                               EXERCISE OF OPTIONS

                  1. Subject to the terms and conditions of the Plan, options shall be exercised by written notice to the President of the Corporation, at the Corporation's principal office, 8593 Baltimore National Pike, Ellicott City, Maryland, 21043, as provided in the option agreements entered into hereunder.

                  2. No option may be exercised unless and until the Optionee shall have remained in the continuous employ of the Corporation for thirty-six (36) months from the date such option was granted and the Optionee is an employee of the Corporation at the time of exercise; except, however, that in the event of the death of such Optionee while in the


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employ of the Corporation, or retirement of such Optionee under the
Corporation's retirement plan within twenty-four (24) months from the date such option was granted, such option shall become exercisable immediately on the date of such death or retirement.

                  3. An option may be exercised either at one time as to the total number of shares covered thereby, or from time to time as to any portion thereof in units of one hundred (100) shares or multiples thereof.

                  4. On the exercise of an option, a certificate or certificates evidencing the shares as to which the option is exercised shall be delivered to the person exercising the option.

                  5. Subject to the limitations imposed by Sections Seven and Eight hereof, in the event of the death of an Optionee, the option or options theretofore granted to him may be exercised by the legal representatives of the estate of the Optionee or by the person or persons to whom his rights under the option or options shall pass by will or the laws of descent and distribution.


                                   SECTION TEN
                                     PAYMENT

                  Payment of the purchase price for shares purchased under options granted under the Plan may be made in cash, by check made payable to the order of the Corporation, with shares of the Corporation to the extent of the fair market value of such shares, or a combination thereof, at the time of the exercise of the option in the manner provided in Section Nine hereof.


                                 SECTION ELEVEN
                          NONTRANSFERABILITY OF OPTIONS

                  An option granted under the Plan may not be transferred except by will or the laws of descent and distribution and, during the lifetime of the Optionee, may be exercised only by him.


                                 SECTION TWELVE
                        PURCHASE OF SHARES FOR INVESTMENT

                  Each Optionee and each other person who shall exercise an option shall represent and agree that all shares purchased pursuant to such option will be purchased for investment and not for distribution or resale thereof.



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                                SECTION THIRTEEN
                              ADJUSTMENT OF SHARES

                  In the event of a merger, consolidation, reorganization, recapitalization, reclassification of stock, stock dividend, split-up, or other change in the Corporate structure or capitalization of the Corporation affecting the Corporation's common stock as presently constituted, appropriate adjustments shall be made by the President of the Corporation in the aggregate number and kind of shares subject to the Plan, the maximum number and kind of shares for which options may be granted in any calendar year, the maximum number and kind of shares for which options may be granted to any one Officer/Key Employee, and the number and kind of shares and the price per share subject to outstanding options.


                                SECTION FOURTEEN
                     REGISTRATION OR QUALIFICATION OF SHARES

                  Each option shall be subject to the condition that, if at any time the President of the Corporation shall determine in his discretion that the registration or qualification of the shares covered thereby under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such option or the delivery of shares on the exercise thereof, no such option may be granted or, if granted, delivery of shares on the exercise thereof shall be deferred, until such registration or qualification shall have been effected. In the event the President determines that registration or qualification of shares is necessary or desirable, the Corporation shall, at its expense, take such action as may be required to effect such registration or qualification.


                                 SECTION FIFTEEN
                                 FORM OF OPTION

                  The form of option to be granted pursuant to the Plan shall be approved by the President of the Corporation.


                                 SECTION SIXTEEN
                  SUSPENSION, AMENDMENT, OR TERMINATION OF PLAN

                  Unless the Plan shall theretofore have been terminated by the President of the Corporation, the Plan shall terminate on February 25, 2008. The President of the Corporation shall have the right, at any time, to suspend, amend, or terminate the Plan; provided, however, that unless duly approved by the holders of a majority of the common stock of the Corporation no amendment shall increase the total number of shares that shall be the subject of the Plan or change the formula for determining the purchase price for the optioned shares, and provided further that no termination of the Plan or action by the President in amending or suspending the Plan shall affect or impair the rights of an Optionee under any option previously granted under the Plan.


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                  No option may be granted under the Plan during any suspension thereof or after the termination thereof.


                                SECTION SEVENTEEN
                             EFFECTIVE DATE OF PLAN

                  This Plan shall be submitted to the shareholders of the Corporation at the annual meeting to be held on the 21st day of April, 1998, and shall become operative and effective on its adoption by the shareholders of the Corporation at such meeting.


ATTEST:                                     PATAPSCO VALLEY BANCSHARES, INC.



/S/ EDWIN B. MCKEE                          By /S/ HOWARD E. HARRISON, III
--------------------------------          ----------------------------------
                                             Chairman of the Board
                                              of Directors


                         APPROVAL BY BOARD OF DIRECTORS

                  The Board of Directors of Patapsco Valley Bancshares, Inc. duly approved the within Incentive Stock Option Plan on February 25, 1998, subject to the further approval of the shareholders of Patapsco Valley Bancshares, Inc.



                                             /S/ EDWIN B. MCKEE
                                             -----------------------------------
                                             Secretary of the
                                             Board of Directors



                            APPROVAL OF SHAREHOLDERS

                  The Shareholders of Patapsco Valley Bancshares, Inc., after due notice, duly approved the within Incentive Stock Option Plan on April 21, 1998, at the annual meeting.


                                            /S/ EDWIN B. MCKEE
                                            -----------------------------------
                                            Secretary of Shareholders
                                            Meeting



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                        PATAPSCO VALLEY BANCSHARES, INC.
                           INCENTIVE STOCK OPTION PLAN

                          ----------------------------

                                 AMENDMENT NO. 1
                          ----------------------------


         WHEREAS, the Board of Directors and Stockholders of Patapsco Valley Bancshares, Inc. ("Patapsco") adopted and approved the Incentive Stock Option Plan (the "Plan");

         WHEREAS, Section Sixteen of the Plan authorizes the President of Patapsco to amend the Plan at any time, provided that no amendment shall affect or impair any of the rights of a participant under any option heretofore granted under the Plan; and

         WHEREAS, the President of Patapsco has found that it is in the best interests of Patapsco to amend the Plan in the manner set forth herein;

         NOW, THEREFORE, the President of Patapsco hereby amends the Plan, effective as of June 15, 1999, in accordance with Section Sixteen of the Plan:

         1. Section Nine of the Plan is amended to add new Paragraph 6 as follows:

                         6. Notwithstanding anything to the contrary in the
                  Plan or in any agreement upon which an option is granted pursuant to the Plan, in the event of the commencement of a tender offer (other than by the Corporation) for any shares of the Corporation, or a sale or transfer, in one or a series of transactions, of assets having a fair market value of 50% or more of the fair market value of all assets of the Corporation, or a merger, consolidation or share exchange pursuant to which the shares of the Corporation are or may be exchanged for or converted into cash, property or securities of another issuer, or the liquidation of the Corporation (an "Extraordinary Event"), then regardless of whether any option granted pursuant to the Plan has vested or become fully exercisable, all options granted pursuant to the Plan, whether granted before, on, or after June 15, 1999, shall immediately vest and become fully exercisable for the full number of shares subject to any such option.

                          The accelerated exercise right pursuant to this
                  Paragraph 6 shall be effective on and at all times after the "Event Date" of the Extraordinary Event. The "Event Date" is the date of the


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                  commencement of a tender offer, if the Extraordinary Event is a tender offer, and in the case of any other Extraordinary Event, the day preceding the record date in respect of such Extraordinary Event, or if no record date is fixed, the day preceding the date as of which shareholders of record become entitled to the consideration payable in respect of such Extraordinary Event.

                           If in the case of an Extraordinary Event other than a
                  tender offer, notice that is given by an Optionee of the exercise of an option pursuant to this Paragraph 6 prior to the Event Date shall be effective on and as of the Event Date. Upon the exercise of an option after the occurrence of an Extraordinary Event, the Corporation shall issue, on and as of the effective date of such exercise, all shares with respect to which the option shall have been exercised.

                           If an Optionee fails to exercise his or her option,
                  in whole or in part, pursuant to this Paragraph 6 upon an Extraordinary Event, or if there shall be any capital reorganization or reclassification of the shares, the Corporation shall take such action as may be necessary to enable each Optionee to receive such options upon any subsequent exercise of his or her options, in whole or in part, in lieu of shares, securities or other assets as were issuable or payable upon such Extraordinary Event in respect of, or in exchange for, such shares.

         2. Nothing contained herein shall be held to alter, vary, or affect any of the terms, provisions, or conditions of the Plan other than as stated above.

         IN WITNESS WHEREOF, the President of Patapsco has executed this Amendment No. 1 to the Incentive Stock Option Plan on this 15th day of June, 1999.

                                                /s/ John S. Whiteside
                                                -----------------------------
                                                John S. Whiteside, President
                                                Patapsco Valley Bancshares, Inc.


         The Board of Directors of Patapsco Valley Bancshares, Inc. duly approved and ratified Amendment No. 1 to the Incentive Stock Option Plan on June 15, 1999.

                                                /s/ Edwin B. McKee
                                                -----------------------------
                                                Edwin B. McKee, Secretary
                                                Patapsco Valley Bancshares, Inc.



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                        PATAPSCO VALLEY BANCSHARES, INC.
                           INCENTIVE STOCK OPTION PLAN
                                 AMENDMENT NO. 2

         WHEREAS, the Board of Directors and Stockholders of Patapsco Valley Bancshares, Inc. ("Patapsco") adopted and approved the Incentive Stock Option Plan (the "Plan");

         WHEREAS, Section Sixteen of the Plan authorizes the President of Patapsco to amend the Plan at any time, provided that no action by the President of Patapsco in amending the Plan shall affect or impair any of the rights of an optionee under any option heretofore granted under the Plan; and

         WHEREAS, the President of Patapsco has found that it is in the best interests of Patapsco to amend the Plan in the manner set forth herein;

         NOW, THEREFORE, the President of Patapsco hereby amends the Plan, effective as of September 3, 1999, in accordance with Section Sixteen of the
Plan:

         1. Section Sixteen of the Plan is amended and restated as follows:

                Unless the Plan shall theretofore have been
            terminated by the President of the Corporation, the Plan shall terminate on February 25, 2008. The President of the Corporation shall have the right, at any time, to suspend, amend, or terminate the Plan; provided, however, that, unless duly approved by the holders of a majority of the common stock of the Corporation, no amendment shall increase the total number of shares that shall be the subject of the Plan or change the formula for determining the purchase price for the optioned shares, and provided further that no termination of the Plan or action by the President in amending or suspending the Plan shall affect or impair the rights of an Optionee under any option previously granted under the Plan without the consent of such Optionee.

         2. Nothing contained herein shall be held to alter, vary, or affect any of the terms, provisions, or conditions of the Plan other than as stated above.

         IN WITNESS WHEREOF, the President of Patapsco has executed this Amendment No. 2 to the Incentive Stock Option Plan on this 3rd day of September, 1999.

                                                /s/ John S. Whiteside
                                                -----------------------------
                                                John S. Whiteside, President
                                                Patapsco Valley Bancshares, Inc.




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                        PATAPSCO VALLEY BANCSHARES, INC.
                           INCENTIVE STOCK OPTION PLAN

                          ----------------------------

                                 AMENDMENT NO. 3
                          ----------------------------


         WHEREAS, the Board of Directors and Stockholders of Patapsco Valley Bancshares, Inc. ("Patapsco") adopted and approved the Incentive Stock Option Plan (the "Plan");

         WHEREAS, Section Sixteen of the Plan authorizes the President of Patapsco to amend the Plan at any time, provided that no action by the President of Patapsco in amending the Plan shall affect or impair any of the rights of an optionee under any option heretofore granted under the Plan without the consent of such optionee; and

         WHEREAS, the President of Patapsco has found that it is in the best interests of Patapsco to amend the Plan in the manner set forth herein; and

         WHEREAS, all optionees under the Plan whose rights may be affected or impaired by such amendment have consented to the amendment of the Plan by the President of Patapsco in the manner set forth herein;

         NOW, THEREFORE, the President of Patapsco hereby amends the Plan, effective as of September 3, 1999, in accordance with Section Sixteen of the Plan, as follows:

         1.    Section 9 of the Plan is amended by deleting Paragraph 6 thereof.

         2. Nothing contained herein shall be held to alter, vary, or affect any of the terms, provisions, or conditions of the Plan other than as stated above.

         IN WITNESS WHEREOF, the President of Patapsco has executed this Amendment No. 3 to the Incentive Stock Option Plan on this 3rd day of September, 1999.

                                                /s/ John S. Whiteside
                                                -----------------------------
                                                John S. Whiteside, President
                                                Patapsco Valley Bancshares, Inc.






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                              CONSENT OF OPTIONEES

         The undersigned, being all the optionees under the Patapsco Valley Bancshares, Inc. ("Patapsco") Incentive Stock Option Plan ("Plan"), hereby agree as follows:

                  By signing below, each of the undersigned consents to the amendment of the Plan by the President of Patapsco in the manner set forth in Amendment No. 3 dated September 3, 1999, attached hereto and incorporated herein, as a result of which any right to accelerated vesting of options upon a change in control of Patapsco, pursuant to Amendment No. 1 to the Plan, is hereby revoked, rescinded, and eliminated.

         This Consent of Optionees is dated this 3rd day of September, 1999.

/s/ John Whiteside       /s/ Kevin Huffman            /s/ Dennis Miller

--------------------     --------------------         --------------------
John Whiteside           Kevin Huffman                Dennis Miller

/s/ Edwin McKee          /s/ Barbara Broczkowski      /s/ Frances Mason

--------------------     --------------------         --------------------
Edwin McKee              Barbara Broczkowski          Frances Mason

/s/ Lola Kayler          /s/ William Gellatly         /s/ Vincent Weber

--------------------     --------------------         --------------------
Lola Kayler              William Gellatly             Vincent Weber

/s/ Michael Broadman     /s/ Robert Hennessee         /s/ Margaret Davis

--------------------     --------------------         --------------------
Michael Broadman         Robert Hennessee             Margaret Davis

/s/ Patricia Duffy       /s/ John Knipp               /s/ Mary Ellen Marsalek

--------------------     --------------------         --------------------
Patricia Duffy           John Knipp                   Mary Ellen Marsalek

/s/ Rosa Scharf          /s/ Carroll Naik             /s/ Rodney Reed

--------------------     --------------------         --------------------
Rosa Scharf              Carroll Naik                 Rodney Reed







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/s/ Donald Vundhla       /s/ Myra Wittik              /s/ Phillip Welzenbach
--------------------     --------------------         ----------------------
Donald Vundhla           Myra Wittik                  Phillip Welzenbach

/s/ John Collins         /s/ Dominick Giampietro      /s/ Nancy Maradie

--------------------     --------------------         ----------------------
John Collins             Dominick Giampietro          Nancy Maradie